Exhibit 99.3

GUARANTEE

For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payments in United States Dollars of any amounts due with respect to the Notes (and including Additional Interest payable thereon) in the amounts and at the times when due and interest on all overdue amounts, if lawful, and the payment or performance of all other obligations of the Company or any other Guarantor under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article 11 of the Indenture and this Guarantee.  This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein.  The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of October 15, 2004, among Heritage Property Investment Trust, Inc., a Maryland corporation, the Guarantors and LaSalle Bank, National Association, as trustee (the “Trustee”), as amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.  The Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

This Guarantee is subject to release upon the terms set forth in the Indenture.

The undersigned acknowledges that this Guarantee is subject to the TIA, if and when the Indenture is so subject, and the undersigned agrees to discharge its duties under the TIA.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:  October 15, 2004

Heritage Property Investment Limited Partnership, as Guarantor

By:	/s/Thomas C. Prendergast
Name: Thomas C. Prendergast
Title: President and Chief Executive Officer
Heritage Property Investment Trust, Inc., as General Partner

For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payments in United States Dollars of any amounts due with respect to the Notes (and including Additional Interest payable thereon) in the amounts and at the times when due and interest on all overdue amounts, if lawful, and the payment or performance of all other obligations of the Company or any other Guarantor under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article 11 of the Indenture and this Guarantee.  This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein.  The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of October 15, 2004, among Heritage Property Investment Trust, Inc., a Maryland corporation, the Guarantors and LaSalle Bank, National Association, as trustee (the “Trustee”), as amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.  The Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

This Guarantee is subject to release upon the terms set forth in the Indenture.

The undersigned acknowledges that this Guarantee is subject to the TIA, if and when the Indenture is so subject, and the undersigned agrees to discharge its duties under the TIA.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:  October 15, 2004

Heritage Property Investment Limited Partnership, as Guarantor

By:	/s/Thomas C. Prendergast
Name: Thomas C. Prendergast
Title: President and Chief Executive Officer
Heritage Property Investment Trust, Inc., as General Partner

For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payments in United States Dollars of any amounts due with respect to the Notes (and including Additional Interest payable thereon) in the amounts and at the times when due and interest on all overdue amounts, if lawful, and the payment or performance of all other obligations of the Company or any other Guarantor under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article 11 of the Indenture and this Guarantee.  This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein.  The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of October 15, 2004, among Heritage Property Investment Trust, Inc., a Maryland corporation, the Guarantors and LaSalle Bank, National Association, as trustee (the “Trustee”), as amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.  The Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

This Guarantee is subject to release upon the terms set forth in the Indenture.

The undersigned acknowledges that this Guarantee is subject to the TIA, if and when the Indenture is so subject, and the undersigned agrees to discharge its duties under the TIA.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:  October 15, 2004

Bradley Operating Limited Partnership, as Guarantor

By:	/s/Thomas C. Prendergast
Name: Thomas C. Prendergast
Title: President and Chief Executive Officer
Heritage-Austen Acquisition, Inc., as General Partner

For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payments in United States Dollars of any amounts due with respect to the Notes (and including Additional Interest payable thereon) in the amounts and at the times when due and interest on all overdue amounts, if lawful, and the payment or performance of all other obligations of the Company or any other Guarantor under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article 11 of the Indenture and this Guarantee.  This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein.  The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of October 15, 2004, among Heritage Property Investment Trust, Inc., a Maryland corporation, the Guarantors and LaSalle Bank, National Association, as trustee (the “Trustee”), as amended or supplemented (the “Indenture”).

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.  The Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

This Guarantee is subject to release upon the terms set forth in the Indenture.

The undersigned acknowledges that this Guarantee is subject to the TIA, if and when the Indenture is so subject, and the undersigned agrees to discharge its duties under the TIA.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:  October 15, 2004

Bradley Operating Limited Partnership, as Guarantor

By:	/s/Thomas C. Prendergast
Name: Thomas C. Prendergast
Title: President and Chief Executive Officer
Heritage-Austen Acquisition, Inc., as General Partner